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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): September 19, 2006

                           GRANITE MASTER ISSUER PLC
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                  333-133279
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE TRUSTEES LIMITED
            (Exact name of registrant as specified in its charter)
                            Jersey, Channel Islands
                (State or other jurisdiction of incorporation)
                                 333-133279-02
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                              22 Grenville Street
             St. Helier, Jersey JE4 8PX, Channel Islands (Address
                        of principal executive offices)
                              +44 (0)1534 609 333
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE FUNDING 2 LIMITED
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                 333-133279-01
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9       Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Shell Company Transactions:

      Not applicable

(d)  Exhibits:

Exhibit No. Description

5.1         Opinion of Sidley Austin as to legality.

8.1         Opinion of Sidley Austin LLP as to U.S. tax matters.

8.2         Opinion of Sidley Austin as to U.K. tax matters.

23.1        Consent of Sidley Austin (included in Exhibits 5.1, 8.1 and 8.2).

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: September 19, 2006


                               GRANITE MASTER ISSUER PLC

                               L.D.C. Securitization Director No. 1 Limited

                               By: /s/ Sharon Tyson
                                   --------------------------------------------
                               Name:   Sharon Tyson
                               Title:  Director


Date: September 19, 2006


                               GRANITE FINANCE FUNDING 2 LIMITED

                               L.D.C. Securitization Director No. 1 Limited

                               By:  /s/ Sharon Tyson
                                    ----------------------------------
                               Name:   Sharon Tyson
                               Title:  Director


Date: September 19, 2006


                                        GRANITE FINANCE TRUSTEES LIMITED


                                        By: /s/ Daniel Le Blanq
                                           ----------------------------------
                                        Name:   Daniel Le Blanq
                                        Title:  Director

                                 EXHIBIT INDEX

            The following exhibits are filed herewith:


Exhibit No.

5.1         Opinion of Sidley Austin as to legality.

8.1         Opinion of Sidley Austin LLP as to U.S. tax matters.

8.2         Opinion of Sidley Austin as to U.K. tax matters.

23.1        Consent of Sidley Austin (included in Exhibits 5.1, 8.1 and 8.2).